SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 20, 1998



                          HOSPITALITY PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)




         Maryland                   1-11527                   04-3262075
      (State or other             (Commission                (IRS Employer
      jurisdiction of             File Number)            Identification No.)
      incorporation)



       400 Centre Street, Newton, MA               02158
 (Address of principal executive offices)        (Zip Code)



        Registrant's telephone number, including area code: 617-964-8389

                            CERTAIN IMPORTANT FACTORS

     This Current Report contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements appear in a number of places in this Current Report and include statements regarding the intent, belief or expectations of Hospitality Properties Trust (the "Company"), its Trustees or its officers with respect to the declaration or payment of dividends, the consummation of additional acquisitions, policies and plans of the Company regarding investments, dispositions, financings, conflicts of interest or other matters, the Company's qualification and continued qualification as a real estate investment trust or trends affecting the Company's or any hotel's financial condition or results of operations. Readers are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contained in the forward looking statement as a result of various factors. Such factors include without limitation changes in financing terms, the Company's ability or inability to complete acquisitions and financing transactions, results of operations of the Company's hotels and general changes in economic conditions not presently contemplated. The information contained in the Company's Form 8-K dated February 11, 1998, including the information under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations", and in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1996, including under the captions "Item 5 Business and Properties" and in
Exhibit 99 thereof, identifies other important factors that could cause such differences.


THE AMENDED AND RESTATED DECLARATION OF TRUST OF THE COMPANY, DATED AUGUST 21, 1995 A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HOSPITALITY PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR
SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE TRUST. ALL PERSONS DEALING WITH THE TRUST, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a) Index to Pro Forma Financial Data (see index on page P-1).

  (c)  Exhibits.

         1        Underwriting  Agreement  dated February 20, 1998,  between the
                  Company   and   Donaldson,   Lufkin  &   Jenrette   Securities
                  Corporation

         4 Form of Supplemental Indenture No. 1 to be dated as of February 25, 1998, between the Company and State Street Bank and Trust Company.

         12       Pro Forma Ratio of Earnings to Fixed Charges and Other Data.

                          INDEX OF UNAUDITED PRO FORMA
                       FINANCIAL STATEMENTS AND OTHER DATA




Introduction to Unaudited Pro Forma Financial Statements
and Other Data....................................................... P-2

Unaudited Pro Forma Balance Sheet and Other Data..................... P-3

Unaudited Pro Forma Income Statement and Other Data.................. P-4

Notes to Unaudited Pro Forma Financial Statements and
Other Data........................................................... P-5

                          HOSPITALITY PROPERTIES TRUST

             Unaudited Pro Forma Financial Statements and Other Data

     The following unaudited adjusted pro forma balance sheet at December 31, 1997 is intended to present the financial position of the Company as if the transactions described in the notes hereto (the "Transactions") were consummated at December 31, 1997. The following unaudited adjusted pro forma statement of income for the year ended December 31, 1997 is intended to present the results of operations of the Company as if the Transactions were consummated on January 1, 1997. These unaudited adjusted pro forma financial statements should be read in conjunction with, and are qualified in their entirety by reference to, the separate financial statements of the Company and certain of the acquired hotel properties each included elsewhere herein or in the Company's Current Reports on Form 8-K dated November 21, 1997, December 9, 1997 and February 11, 1998.

     These unaudited adjusted pro forma financial statements are not necessarily indicative of the expected financial position or results of operations of the Company for any future period. Differences would result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in the capital structure of the Company, delays in the acquisition of certain properties and changes in the Company's operating expenses.

     The following unaudited pro forma balance sheet and unaudited pro forma statement of income were prepared pursuant to the Securities and Exchange Commission's rules for the presentation of pro forma data. The pro forma and adjusted pro forma other data give effect to the consummation by the Company of the Transactions. Certain properties expected to be acquired by the Company are currently under construction or development by the sellers. Other properties were under construction during the periods presented when they were owned or under development by the sellers. The accompanying pro forma information does not give further effect to the completion of construction or the related lease commencement for any period prior thereto. Construction projects not completed by December 31, 1997 are likewise not reflected in the pro forma balance sheet. Rather, the effect of completion of construction of these properties is presented separately from the pro forma information as described in the accompanying notes. The Company believes that a display of such adjusted pro forma data is meaningful and relevant to the understanding of the Transactions and, accordingly has presented such data in the final two columns, labeled "Other Data," on the accompanying pages.


                                                  HOSPITALITY PROPERTIES TRUST
                                        UNAUDITED PRO FORMA BALANCE SHEET AND OTHER DATA


                                                                     As of December 31, 1997
                                ---------------------------------------------------------------------------------------------
                                                                  Pro Forma                             Other Data
                                                   -------------------------------------   -----------------------------------
                                                       Pro Forma                                Other              Adjusted
                                  Historical [A]      Adjustments           Pro Forma         Adjustments          Pro Forma
                                 ---------------   -----------------    ----------------   ----------------    ---------------
                                                                       (in thousands)
         Assets
Real estate properties               $ 1,266,035        $ 56,915 [B]     $ 1,322,950           $ 99,018 [G]        $ 1,421,968
Accumulated depreciation                 (58,167)              -             (58,167)                 -                (58,167)
                                     -----------        --------         -----------           --------            -----------
                                       1,207,868          56,915           1,264,783             99,018              1,363,801
Cash and cash equivalents                 81,728         (27,938)[C]          53,790            (52,599)[H]              1,191
FF&E reserve (restricted cash)            11,165               -              11,165                  -                 11,165
Rent Receivable                            1,623               -               1,623                  -                  1,623
Other assets                              10,872          (2,633)[D]           8,239                184 [I]              8,423
                                     -----------        --------         -----------           --------            -----------
                                     $ 1,313,256        $ 26,344         $ 1,339,600           $ 46,603            $ 1,386,203
                                     ===========        ========         ===========           ========            ===========
        Liabilities and
        Shareholders' Equity

Term Debt                               $125,000        $149,730 [E]     $   149,730           $      -            $   149,730
                                                        (125,000)[F]
Revolving Debt                                 -               -                   -             36,701 [I]             36,701
Security deposits                        146,662           5,614 [B]         152,276              9,902 [J]            162,178
Other liabilities                         33,701               -              33,701                  -                 33,701

Shareholders' equity
 Common shares of beneficial
           interest                          389               -                 389                  -                    389
 Additional paid-in capital            1,033,073               -           1,033,073                  -              1,033,073
 Cumulative net income                   122,166          (4,000)[D]         118,166                  -                118,166
 Dividends                              (147,735)              -            (147,735)                 -               (147,735)
                                     -----------        --------         -----------           --------            -----------
 Total shareholders' equity            1,007,893          (4,000)          1,003,893                  -              1,003,893
                                     -----------        --------         -----------           --------            -----------
                                     $ 1,313,256        $ 26,344         $ 1,339,600           $ 46,603            $ 1,386,203
                                     ===========        ========         ===========           ========            ===========




                                                  HOSPITALITY PROPERTIES TRUST
                                       UNAUDITED PRO FORMA INCOME STATEMENT AND OTHER DATA



                                                                     As of December 31, 1997
                                     -----------------------------------------------------------------------------------------
                                                                  Pro Forma                             Other Data
                                                       ----------------------------------   -----------------------------------
                                                          Pro Forma                              Other              Adjusted
                                      Historical [A]      Adjustments       Pro Forma         Adjustments          Pro Forma
                                     ---------------   --------------    ----------------   ----------------    ---------------
                                                                       (in thousands)
 Revenues
      Rental Revenue                    $ 98,561           $ 19,616 [L]       $118,177         $ 20,096 [Q]          $138,273
      FF&E Reserve Income                 14,643                  -             14,643                -                14,643
      Other Income                           928                  -                928                -                   928
                                        --------           --------           --------         --------              --------
               Total Revenue             114,132             19,616            133,748           20,096               153,844
                                        --------           --------           --------         --------              --------
Expenses
      Depreciation and Amortization       31,949              8,083 [M]         40,032            6,198 [R]            46,230
      Interest                            15,534            (12,058)[N]          3,476            9,975 [S]            13,451
      Terminated acquisition costs           713                  -                713                -                   713
      General and Administrative           6,783                498 [O]          7,281            1,806 [T]             9,087
                                        --------           --------           --------         --------              --------
               Total Expenses             54,979             (3,477)            51,502           17,979                69,481
                                        --------           --------           --------         --------              --------
Net Income                              $ 59,153           $ 23,093           $ 82,246         $  2,117              $ 84,363
                                        ========           ========           ========         ========              ========
Weighted Average Shares Outstanding       27,530             11,348 [P]         38,878                -                38,878
                                        ========           ========           ========         ========              ========
Net Income Per Share                       $2.15                                 $2.12                                  $2.17
                                        ========                              ========                              ========

Ratio of Earnings to Fixed Charges        4.8x                                  24.7x                                  7.3x


                          Hospitality Properties Trust

        Notes to Unaudited Pro Forma Financial Statements and Other Data
                                 (in thousands)

                       Pro Forma Balance Sheet Adjustments

A. Represents the historical balance sheet of the Company at December 31, 1997.

B. Represents the purchase of the 9 Candlewood[RegTM] hotels open but not acquired as of December 31, 1997 for a cash price of $50,525, net of purchase price withheld for security deposits of $5,614, plus closing costs.

C.   Represents the net effect of the pro forma adjustments on cash.

D. Represents the write off of deferred financing costs related to the secured term debt and the recording of the deferred finance costs in connection with the offering of $150,000 of senior notes (the "Offering"). The accompanying pro forma income statement excludes the extraordinary loss and other non-recurring charges of $4,000 related to the expected early extinguishment of secured term debt.

E.   Represents prepayment of the $125,000 of secured term debt.

F. Represents issuance of the senior notes expected to be issued in the Offering.


                                   Other Data
                            Balance Sheet Adjustments

G. Represents the purchase of the 7 hotels to be acquired but not open as of December 31, 1997:

    Cash purchase prices:
    4 Courtyard by Marriott[RegTM] hotels                      $   42,647
    2 Residence Inn by Marriott[RegTM] hotels                      39,357
    One Candlewood[RegTM] hotel                                     7,112
    Purchase price withheld as security deposits                    9,902
                                                               ----------
         Total                                                 $   99,018
                                                               ==========

      The above hotels are properties the Company expects to purchase from sellers upon completion of construction.

H.   Represents net effect of the pro forma adjustments on cash.

I. Represents pro forma net borrowings by the Company under its credit facility to complete planned hotel acquisitions, including $184 of draw fees.

                          Hospitality Properties Trust

        Notes to Unaudited Pro Forma Financial Statements and Other Data
                                 (in thousands)


J. Represents security deposits held by the Company as a result of purchasing and leasing the following hotels:

   4 Courtyard by Marriott[RegTM] hotels                             $ 4,739
   2 Residence Inn by Marriott[RegTM] hotels                           4,373
   One Candlewood[RegTM] hotel                                           790
                                                                     -------
        Total                                                        $ 9,902
                                                                     =======


                     Pro Forma Income Statement Adjustments

K. Represents the historical income statement of the Company for the year ended December 31, 1997.

L. Represents the pro forma effect of leases entered and to be entered for hotels open during the period presented. This pro forma effect is derived as follows:

                                               Year Ended
                                              December 31,
                                                  1997

    Pro forma Minimum Rent                     $  115,649
    Pro forma Percentage Rent                       2,528
    Amounts included in historical
      Minimum Rent                                (96,033)
    Amounts included in historical
      Percentage Rent                              (2,528)
                                               ----------
                                               $   19,616
                                               ==========

    Certain of the hotels owned by the Company as of December 31, 1997 were under development and others are currently under development by the sellers of these properties. The Company is not contractually obligated to acquire these hotels until they are substantially completed. The foregoing pro forma income statement assumes the hotels, which were completed prior to December 31, 1997 were acquired as of their completion date.

M. Represents the impact of the pro forma transactions on depreciation expense for the entire period presented.

N. Represents the elimination of interest on the secured term debt ($125,000) at LIBOR plus the contractual spreads for the entire period presented, plus amortization of deferred financing costs offset by the pro forma interest expense of the issuance of the senior notes at 7.0% plus amortization of related finance costs and discount. The average applicable LIBOR rate was 5.60% for the year ended December 31, 1997.

O. Represents the estimated impact of the pro forma transactions on general and administrative expenses of the Company for the period presented.

P.   Represents the impact of additional Shares issued in 1997.

                          Hospitality Properties Trust

        Notes to Unaudited Pro Forma Financial Statements and Other Data
                                 (in thousands)


                                   Other Data
                          Income Statement Adjustments

Q. Represents the adjusted pro forma effect of leases entered and to be entered for the transactions described in Note G, above, since January 1, 1997. This adjusted pro forma effect is derived as follows:

                                                                Year Ended
                                                                December 31,
                                                                    1997

         Adjusted Pro forma Minimum Rent                        $   135,745
         Adjusted Pro forma Percentage Rent                           2,528
         Amounts included in pro forma Minimum Rent                (115,649)
         Amounts included in pro forma Percentage Rent               (2,528)
                                                                -----------
                                                                $    20,096
                                                                ===========

R. Represents the impact of the transactions described in Note G, above, on depreciation expense for the entire period presented.

S. Represents interest on the credit line borrowings to be made in connection with the transactions described in Note G, above, at LIBOR plus contractual spreads for the entire period presented. The average applicable LIBOR rate was 5.60% for the year ended December 31, 1997.

T. Represents the estimated impact of the transactions described in Note G, above, on general and administrative expenses of the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          HOSPITALITY PROPERTIES TRUST



                                 By:  /s/ Thomas M. O'Brien
                                      --------------------------------------
                                      Thomas M. O'Brien, Treasurer and Chief
                                      Financial Officer




Date:  February 20, 1998